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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                   _______________


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):  JULY 24, 1996



                             ALLEGHENY LUDLUM CORPORATION
                (Exact name of registrant as specified in its charter)



                    PENNSYLVANIA          1-9498              25-1364894
          (State or other jurisdiction  (Commission         (IRS Employer
                of incorporation)       File Number)    Identification No.)


             1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA   15222-5479
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code:  412-394-2800



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          Item 7.   Financial Statements, Pro Forma Financial Information
                    and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                                                                 Exhibit
                              Description                          No.
                              -----------                        --------

          Press Release dated July 24, 1996                        99.1



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                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Allegheny Ludlum Corporation



          Date:  July 24, 1996               By:  /s/James L. Murdy
                                                  ------------------------
                                                  James L. Murdy
                                                   Senior Vice President -
                                                   Finance and Chief
                                                   Financial Officer



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                                    EXHIBIT INDEX

          Exhibit                                                Sequential
            No.                    Description                    Page No.
          -------                  -----------                   ----------

           99.1     Press Release dated July 24, 1996                5